UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2005

USA TRUCK, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19858	71-0556971
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

        On January 10, 2005, the Registrant issued a news release announcing that it has received certification by TÜV America, an independent auditor, of conformance to the International Organization for Standardization’s 9001:2000 Quality Management Systems standard. A copy of the news release is furnished as an exhibit to this Form 8-K. This Form 8-K and the attached exhibit are furnished to but not filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

      (c)      Exhibits

                 99.1 News release issued by the Registrant on January 10, 2005.

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	News release issued by the Registrant on January 10, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date: January 10, 2005	/s/ ROBERT M. POWELL
Robert M. Powell
Chairman and Chief Executive Officer

Date: January 10, 2005	/s/ JERRY D. ORLER
Jerry D. Orler
President

Date: January 10, 2005	/s/ CLIFTON R. BECKHAM
Clifton R. Beckham
Sr. Vice President - Finance, Chief
Financial Officer and Secretary